AMENDMENT NO. 7 TO CREDIT AGREEMENT

	This Amendment No. 7 is dated as of March 26, 1998 by and among John B. Sanfilippo & Son, Inc. (the "Borrower"), the Lenders parties hereto and Bank of America National
Trust and Savings Association, as successor by merger to Bank of America Illinois, as Agent for the Lenders ("Amendment No. 7").

                   W I T N E S S E T H;

	WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of March 27, 1996, as amended by that certain Amendment No. 1 and Waiver to Credit Agreement dated as of August 1, 1996, that certain Amendment No. 2 and Waiver to Credit Agreement dated as of October 30, 1996, that certain Amendment No. 3 to Credit Agreement dated as of January 24, 1997, that certain Amendment No. 4 to Credit Agreement dated as of April 25, 1997, that certain Amendment No. 5 dated as of
May 16, 1997 and that certain Amendment No. 6 dated as of July 25, 1997 (the "Agreement");

	WHEREAS, the Borrower has requested that the Lenders extend the Commitment Termination Date;

	WHEREAS, the Borrower and the Lenders desire to amend the Agreement as set forth herein.

	NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

	1. Each capitalized term used herein but not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.

	2. Amendments to Credit Agreement. Subject to the terms and conditions set forth in Section 6 of this Amendment No. 7, the Agreement is hereby amended as follows:

	(a)  The definition of "Applicable Margin" in Section
1.1 of the Agreement is amended and restated in its entirety to read as follows:

        ""Applicable Margin" means at any date, the applicable percentage amount set forth in the following table opposite the applicable ratio of Senior Funded Indebtedness to EBITDA on a trailing four quarter basis as shown in the Compliance
        Certificate most recently delivered to the Agent:

            RATIO OF SENIOR FUNDED            APPLICABLE
            INDEBTEDNESS TO EBITDA            MARGIN

            More than 3.5                      2.00%

            Less than or equal to 3.5 but
            more than or equal to 2.75         1.75%

            Less than 2.75 but more
            than or equal to 2.0               1.50%

            Less than 2.0                      1.25%

provided, however, that the Applicable Margin shall be deemed to be 2.00% on or after March 26, 1998;
provided further that, if the Borrower shall have failed to deliver to the Agent by the date required hereunder its Compliance Certificate pursuant to
Section 8.1.1 (c), then until such delivery, the Applicable Margin shall be deemed to be 2.0%. Each change in the Applicable Margin shall take effect on the first day of the month immediately succeeding the month in which such Compliance Certificate is received by the Agent. Notwithstanding the foregoing, no reduction in the Applicable Margin shall be effected if a Default shall have occurred and be continuing on the date when such change would otherwise occur."

        (b) The definition of "Commitment Termination Date" in Section 1.1 of the Agreement is amended by deleting the reference therein to "March 27, 1998" and replacing such reference with a reference to "April 30, 1998."

 	(c) Section 2.8.1 of the Agreement is amended and restated in its entirety to read as follows:

        "SECTION 2.8.1 Nonuse Fee. The Borrower agrees to pay the Agent for the account of each Lender, for the period (including any portion thereof when its Commitment is suspended by reason of the Borrower's inability to satisfy any condition of Article VI) commencing on the Effective Date and continuing through the final Commitment Termination Date, a Nonuse Fee ("Nonuse Fee") at the Nonuse Fee Rate on such Lender's Percentage of the average daily unused portion of the applicable amount specified in Section
        8.2.15. Such Nonuse Fee shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on the Commitment Termination Date. The "Nonuse Fee Rate" means at any date, the applicable percentage amount set forth in the following table opposite the applicable ratio of Senior Debt to EBITDA on a trailing four quarter basis as shown in the Compliance Certificate most recently delivered to the Agent:

           RATION OF SENIOR FUNDED
           INDEBTEDNESS TO EBITDA         NONUSE FEE RATE

           More than or equal to 2.75         0.375%

           Less than 2.75                     0.25%

        provided, however, that the Nonuse Fee Rate shall be deemed to be 0.375% on and after March 26, 1998; provided further that, if the Borrower shall have failed to deliver to the Agent by the date required hereunder its Compliance Certificate pursuant to
        Section 8.1.1(c), then until such delivery, the Nonuse Fee Rate shall be deemed to be 0.375%. Each change in the Nonuse Fee Rate shall take effect on the first day of the month immediately succeeding the month in which such Compliance Certificate is received by the Agent. Notwithstanding the foregoing, no reduction in the Nonuse Fee Rate shall be effected if a Default shall have occurred and be continuing on the date when such change would otherwise occur."

	(d) Schedule E to the Agreement is amended by appending as Attachment 6 thereto the text contained in
Schedule I hereto.

	3. AMENDMENTS TO NOTES. Subject to the terms and conditions set forth in Section 6 of this Amendment No. 7, each of the Notes is hereby amended by deleting the reference therein to "March 27, 1998" and replacing such reference with a reference to "April 30, 1998."

	4. The Borrower agrees that it shall pay to Agent and amendment fee in the amount of Ten Thousand Dollars
($10,000) on April 1, 1998, which fee is fully earned and nonrefundable; provided, however that payment of such fee shall be waived in the event that the Obligations are repaid in full and the Commitment is terminated on or before March 31, 1998.

	5. The Borrower represents and warrants that, after giving effect to this Amendment No. 7, no Default or Event of Default exists and is continuing under the Agreement and no default exists under the Teachers Note Agreement and the Prudential Note Agreement.

	6. This Amendment No. 7 shall become effective as of March 26, 1998 upon satisfaction of the following conditions:

        (i) the Borrower, the Agent, Sunshine, Quantz and each of the Lenders shall have executed and delivered a counterpart of this Amendment No. 7.

        (ii) the Agent shall have received, in sufficient copies for each Lender, the following in form and substance satisfactory to the Agent and its counsel:

           (A)  a board of directors resolution
           authorizing the execution and delivery of this Amendment No. 7.

           (B)  a certificate from the Borrower's chief
           financial Authorized Officer certifying that on the date hereof and after giving effect to this Amendment No. 7 no Default or Event of Default has occurred and is continuing.

        (iii) the Borrower shall have paid the outstanding fees and out-of-pocket costs and expenses of counsel for the Agent incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 7.

        7. Except as specifically set forth in this Amendment No. 7, the Agreement and the other Loan Documents shall remain unaltered and in full force and effect and the respective terms, conditions and covenants thereof are hereby ratified and confirmed in all aspects.

	8. Upon the effectiveness of this Amendment No. 7, each reference in the Agreement to "this Agreement", "hereof", "herein" or "hereunder" or words of like import, and all references to the Agreement in any other Loan
Documents shall mean and be a reference to the Agreement as amended hereby.

	9. This Amendment No. 7 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

	10.  THIS AMENDMENT NO. 7 SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF
THE STATE OF ILLINOIS.

                      (Signature pages follow)


	IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 7 to Credit Agreement as of the date first above written.

                                     JOHN B. SANFILIPPO & SON, INC.


                                     By /s/ Gary P. Jensen
                                        -----------------------------------
                                        Title: Executive Vice President and
                                               Chief Financial Officer
                                               ----------------------------



                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION, as successor
                                     by merger to Bank of America
                                     Illinois, in its capacity as Agent


                                     By /s/ Jay McKeown
                                        --------------------------------
                                        Title: Agency Management Services
                                               Senior Agency Officer
                                               --------------------------

                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION, as successor
                                     by merger to Bank of America
                                     Illinois, in its capacity as a
                                     Lender, Issuing Lender and Issuer


                                     By /s/ Randolph T. Kohler
                                        --------------------------------
                                     Title: Senior Vice President
                                            ---------------------

                                     THE NORTHERN TRUST COMPANY, in its
                                     capacity as a Lender


                                     By /s/ Daniel Toll
                                        ---------------------------------
                                     Title: Second Vice President
                                            ---------------------


                                     NATIONAL CITY BANK, in its capacity
                                     as a Lender


                                     By /s/ Diego Tobon
                                        ---------------------------------
                                     Title: Vice President
                                            --------------






The undersigned acknowledges
receipt of a copy of the
foregoing Amendment No. 7,
consents to the terms thereof,
and ratifies and confirms its
Guaranty, dated as of March
27, 1996, in favor of the
Lenders, and all documents,
instruments and agreements
executed in connection therewith.

SUNSHINE NUT Co.

By: /s/ Michael J. Valentine
    ----------------------------
Title: Assistant Secretary
       -------------------




The undersigned acknowledges
receipt of a copy of the foregoing
Amendment No. 7, consents to the
terms thereof, and ratifies and
confirms its Guaranty, dated as of
January 24, 1997, in favor of the
Lenders, and all documents,
instruments and agreements executed
in connection therewith.

QUANTZ ACQUISITION CO., INC.


By: /s/ Michael J. Valentine
    ----------------------------
Title: Assistant Secretary
       -------------------




              Schedule I to Amendment No. 7 to Credit Agreement

                                                          ATTACHMENT 6
                                               (to __/__/__ Compliance
                                                          Certificate)


                 RATIO OF SENIOR FUNDED INDEBTEDNESS TO
                 EBITDA FOR DETERMING APPLICABLE MARGIN
                            AND NONUSE FEE RATE
                          ON ____________, _________
                              COMPUTATION DATE



          On a Consolidated basis for Borrower and its Subsidiaries, all determined on a trailing four quarter basis:

             1.  Senior Funded Indebtedness              $________

             2.  EBITDA                                  $________

             3.  Ratio of Item 1 to Item 2                   ____%